Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,556,153.24
Previously Paid Amount	0.00
Total Fee Amount	767.30
Total Offset Amount	0.00
Net Fee	$ 767.30